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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                   (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Michael
G. Long, Chief Financial Officer of Edge Petroleum Corporation, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

          (1) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ MICHAEL G. LONG
                                          --------------------------------------
                                                     Michael G. Long
                                          Chief Financial and Accounting Officer

Dated: March 19, 2004